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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): November 17, 1998




                               DONEGAL GROUP INC.
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             (Exact name of registrant as specified in its charter)





          Delaware                     0-15341                   23-2424711
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(State or other jurisdiction         (Commission               (IRS Employer
    of incorporation)                File Number)            Identification No.)


    1195 River Road, Marietta, Pennsylvania                    17547
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   (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code: (717) 426-1931



                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 2. Acquisition or Disposition of Assets.

     (a) On November 17, 1998, Registrant purchased all of the outstanding capital stock of Southern Heritage Insurance Company (the "Company"), a Georgia property and casualty insurance company, from Southern Heritage Limited Partnership (the "Partnership") for a purchase price (the "Purchase Price") of $19,166,670 in cash. The purchase was effected pursuant to a Stock Purchase Agreement (the "Agreement") dated as of May 14, 1998 between Registrant and the Partnership, a copy of which Agreement is filed as Exhibit 10(W) to this Form 8-K Report, and an amendment (the "Amendment") to the Agreement dated as of November 17, 1998, a copy of which Amendment is filed as Exhibit 10(X) to this Form 8-K Report. Reference is made to the Agreement and the Amendment for further information regarding the terms and conditions of Registrant's purchase of all of the outstanding capital stock of the Company, including a potential adjustment to the Purchase Price based upon the final determination of certain account balances as of October 31, 1998.

     No material relationship exists between the Partnership or any of its partners or their associates or Registrant or any of Registrant's affiliates or any director or officer of Registrant or any associate of such directors or officers. The Purchase Price was determined by arms' length negotiations between Registrant and the Partnership and took into account the following principal factors regarding the Company: the assets, liabilities and surplus of the Company, the results of operations of the Company over the past several years, the management of the Company, the anticipated financial impact of certain changes contemplated by Registrant in the nature and manner of the Company's operations including underwriting and reinsurance criteria and judgments regarding the future results of operations and value of the Company.

     On July 27, 1998, Registrant entered into an Amended and Restated Credit Agreement (the "Credit Agreement") with the Banks and other financial institutions from time to time party thereto (currently Fleet National Bank ("Fleet") and Credit Lyonnais New York Branch) and Fleet as Agent. The Credit Agreement amended and restated the December 29, 1995 Credit Agreement between Registrant and Fleet and, effective November 17, 1998, increased Registrant's credit availability under the Credit Agreement to $40 million. All of the funds used by Registrant in paying the Purchase Price were obtained from a borrowing pursuant to the Credit Agreement. A copy of the Credit Agreement is filed as
Exhibit 10(Y) to this Form 8-K Report and reference is made thereto for further information regarding the terms and conditions thereof.

     On November 17, 1998, Registrant issued a press release reporting the consummation of the acquisition of all of the outstanding capital stock of the Company. A copy of the press release is included as Exhibit 10(Z) to this Form 8-K Report.




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Item 7. Financial Statements and Exhibits.

        (a) Financial statements of businesses acquired:

            None required pursuant to Rule 3-05(b)(2)(i) of Regulation S-X.

        (b) Pro forma financial information:

            None required pursuant to Article 11 of Regulation S-X.

        (c) Exhibits:

            Reference is made to the Exhibit Index contained on page 5 of this Form 8-K Report.




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                                   SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             DONEGAL GROUP INC.


                                             By: /s/ Donald H. Nikolaus
                                                 ----------------------------
                                                 Donald H. Nikolaus, President
                                                  and Chief Executive Officer

Date: November 24, 1998































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                                  EXHIBIT INDEX


Exhibit No.                             Description of Exhibit
-----------                    -------------------------------------------

    10(W)                      Stock Purchase Agreement dated as of
                               May 14, 1998 between Donegal Group Inc.
                               and Southern Heritage Limited Partnership

    10(X) Amendment dated November 17, 1998 to Stock Purchase Agreement dated as of May 14, 1998 between Donegal Group Inc. and Southern Heritage Limited Partnership

    10(Y)                      Amended and Restated Credit Agreement
                               dated as of July 27, 1998 among Donegal
                               Group Inc., The Banks and other financial institutions from time to time party thereto and Fleet National Bank, as Agent

    10(Z) November 17, 1998 press release of Donegal Group Inc. reporting its acquisition of all of the outstanding capital stock of Southern Heritage Insurance Company



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